EXHIBIT 24.1

                      Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), does hereby constitute and appoint Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, respectively, and each of them, with full power of substitution, his true lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or either of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of shares of Common Stock of the Company, $.01 par value (the "Common Stock"), to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1992 Stock Plan (As Amended and Restated Effective December 14, 1994), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the Company one or more Registration Statements on Form S-8, as the case may be, or any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to any such shares of Common Stock, and any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the shares of Common Stock for sale and to register or license the Company as a broker or dealer in the shares of Common Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company on any application, statement, petition, prospectus, notice or other instrument or document, or on any amendment thereto, or on any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying shares of Common Stock or registering or his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of August, 1995.







                       Signed:   /s/ Edward Randall, III
                                   Edward Randall, III

                      Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), does hereby constitute and appoint Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, respectively, and each of them, with full power of substitution, his true lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or either of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of shares of Common Stock of the Company, $.01 par value (the "Common Stock"), to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1992 Stock Plan (As Amended and Restated Effective December 14, 1994), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the Company one or more Registration Statements on Form S-8, as the case may be, or any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to any such shares of Common Stock, and any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the shares of Common Stock for sale and to register or license the Company as a broker or dealer in the shares of Common Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company on any application, statement, petition, prospectus, notice or other instrument or document, or on any amendment thereto, or on any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying shares of Common Stock or registering or his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 10th day of August, 1995.




                          Signed:    /s/ Fred C. Ackman
                                      Fred C. Ackman

                      Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), does hereby constitute and appoint Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, respectively, and each of them, with full power of substitution, his true lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or either of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of shares of Common Stock of the Company, $.01 par value (the "Common Stock"), to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1992 Stock Plan (As Amended and Restated Effective December 14, 1994), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the Company one or more Registration Statements on Form S-8, as the case may be, or any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to any such shares of Common Stock, and any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the shares of Common Stock for sale and to register or license the Company as a broker or dealer in the shares of Common Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company on any application, statement, petition, prospectus, notice or other instrument or document, or on any amendment thereto, or on any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying shares of Common Stock or registering or his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 7th day of August, 1995.



                    Signed:       /s/ Kenneth L. Lay
                                    Kenneth L. Lay

                      Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), does hereby constitute and appoint Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, respectively, and each of them, with full power of substitution, his true lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or either of themmay deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of shares of Common Stock of the Company, $.01 par value (the "Common Stock"), to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1992 Stock Plan (As Amended and Restated Effective December 14, 1994), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the Company one or more Registration Statements on Form S-8, as the case may be, or any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to any such shares of Common Stock, and any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the shares of Common Stock for sale and to register or license the Company as a broker or dealer in the shares of Common Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company on any application, statement, petition, prospectus, notice or other instrument or document, or on any amendment thereto, or on any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying shares of Common Stock or registering or his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 7th day of August, 1995.





                    Signed:      /s/ Richard D. Kinder
                                    Richard D. Kinder